Exhibit 10.36

AMENDMENT TO NEW MASTER AGREEMENT

THIS AMENDMENT (the “Amendment”) to the New Master Agreement (the “Agreement”), dated as of April 10, 2002 by and between Toshiba Corporation, a Japanese corporation with a principal place of business at 1-1, Shibaura 1-chome, Minato-ku, Tokyo 105-8001, Japan, (hereinafter “Toshiba”), and SanDisk Corporation, a Delaware corporation with a principal place of business at 140 Caspian Court, Sunnyvale, CA 94089, U. S. A. (hereinafter “SanDisk”), is dated and effective as of August 13, 2002.

W I T N E S S E T H

WHEREAS, Toshiba and SanDisk desire to amend the Agreement as set forth herein.

NOW THEREFORE, in consideration of the premises and of the mutual promises herein contained, the parties hereto agree as follows:

A G R E E M E N T

1.    Amendment to Section 6.03(c).    The last sentence of Section 6.03(c) of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof.

“(c) … After the capacity expansions described in clauses (i), (ii) and (iii) of the preceding sentence have been achieved, either Party shall have the one-time option to expand its capacity to manufacture NAND Flash Memory Products; provided, that, in no event shall such Party’s capacity exceed [***] of the total aggregate capacity for NAND Flash Memory Products manufactured and/or purchased by the Parties hereto (such total aggregate capacity to also include SanDisk’s capacity purchased [***] under Section 6.03-A and, in case of calculation of SanDisk’s capacity only, those capacity purchased [***] under Section 6.03 (d) hereof), after giving effect to such additional expansion.”

2.    Amendment to Section 6.03(d).    Section 6.03(d) of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof.

“(d) Notwithstanding anything in this Section 6.03 to the contrary, if SanDisk desires to purchase more than [***] L/M of NAND [***] in the calendar year of 2003 or anytime thereafter, and Toshiba cannot offer such additional capacity at a market competitive price, then (i) SanDisk may purchase such additional capacity [***] and (ii) if SanDisk purchases such additional capacity from such other source, Toshiba may thereafter utilize more than [***] of the total NAND manufacturing/purchasing capacity and Toshiba shall no longer be subject to the last sentence of Section 6.03(c); provided, however, SanDisk shall continue to be entitled to purchase (A) [***] L/M of NAND [***] from FVC-Japan under and pursuant to the SanDisk Purchase and Supply

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Agreement and (B) up to [***] L/M of NAND [***] from Yokkaichi under and pursuant to the SanDisk Foundry Agreement.”

3.    Addition of Section 6.03-A.    The following Section 6.03-A shall be added immediately following Section 6.03(g) as a new section.

“SECTION 6.03-A [***] Arrangement. Notwithstanding anything in this Agreement or in any other Operative Document to the contrary, including but not limited to, Section 6.03(d) hereof, if SanDisk purchases at least [***] L/M of NAND Flash Memory Products from FVC-Japan, then SanDisk may purchase additional NAND Flash Memory Products from [***] to the extent that such purchase from [***] shall not, on semi-annual basis, exceed the lesser of (i) [***] of [***] flash memory shipments in bits and [***] of [***] flash memory shipments in bits, or (ii) [***] L/M through end of calendar year 2005 or [***] L/M after end of calendar year 2005, unless otherwise agreed upon by both parties, provided that if, when and during such time as (i) the Yokkaichi Facility (not including the FVC-Japan Equipment) has achieved and thereafter maintains NAND Flash Memory Products manufacturing capacity of at least [***] L/M and (ii) the FVC-Japan Equipment has achieved and thereafter maintains NAND Flash Memory Products manufacturing capacity of at least [***] L/M, SanDisk’s capacity from all sources shall not exceed [***] of the total aggregate capacity for NAND Flash Memory Products manufactured and/or purchased by the Parties hereto (such total aggregate capacity to also include SanDisk’s capacity purchased [***] under this Section 6.03-A and [***] under Section 6.03 (d) hereof).”

4.    Governing Law.    This Amendment shall be governed by and construed in accordance with the Governing Law specified in the Agreement.

5.    Effect of this Amendment.    Except as specifically amended hereby, the Agreement shall remain in full force and effect as in existence on the date hereof and is hereby ratified and confirmed in all respects.

6.    Counterparts.    This Amendment may be executed in any number of counterparts which together shall constitute one and the same instrument.

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[***]  INDICATES THAT CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO RULE 24B-2. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

TOSHIBA CORPORATION

/s/ Takeshi Nakagawa
Name:	Takeshi Nakagawa
Title:	President and CEO, Semiconductor Company

SANDISK CORPORATION

/s/ Eli Harari
Name:	Eli Harari
Title:	Chief Executive Officer